BioLargo

We Make Life Better



The innovation engine for a better tomorrow

Q1 Earnings Call 2025

Stock Symbol: OTCQX:BLGO

Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.



Who we are

- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*

What we do



- Best-in-class solutions for cleantech problems
- Focus on problems without good solutions
- Aim for partnerships and spin-outs to capitalize on our IP

The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies — *Engineering*

BioLargo Canada — *R&D*

Investing in...

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

CLYRA™ Medical Technologies Inc

BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES

BioLargo ENERGY TECHNOLOGIES

The Unseen Value of the BioLargo Portfolio

BioLargo ENERGY TECHNOLOGIES

- Unmatched technologies
- Capital-conserving strategy
- Highly qualified people
- Driven for high impact


ONM ENVIRONMENTAL PRODUCTS AND SERVICES
$100M+
CLYRA Medical Technologies Inc
$1B+
BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES
$1B+
$2.5B+

*These are targeted minimum future values for our portfolio companies, based on management's modeling. This analysis does not include other technologies in BioLargo's portfolio. All business plans are subject to inherent risks and market barriers to entry. *See Company's Annual and Quarterly Reports on Forms 10-K and 10-Q to understand all risks involved in the company's business plan.*


ANNUAL REVENUE RUN RATE
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
MILLIONS
2018
2019
2020
2021
2022
2023
2024
2025 RUN RATE AS OF Q1

**Trends are not necessarily indicative of future performance, and future revenues are highly dependent on our partners' performance.*

Q1 Highlights:

Revenue

- $3.27 million vs $4.76 million Q1 2024 (-31%)

Net loss

- $1.92 million vs $0.76 million Q1 2024
- Clyra had $1.40 million net loss compared with $0.55 million in Q1 2024, due to continued investment in preparation for product launch
- Non-cash expenses for quarter totaled $0.71 million

SG&A

- $2.56 million vs $2.23 million Q1 2024
- R&D of $0.79 million vs $0.78 million Q1 2024
- $0.34 million of R&D was from Clyra

Net cash generated/used in operating activities

- ($1.83 million) vs $0.48 million Q1 2024

Other highlights:

- Accounts receivable of $4.21 million at March 31, 2025 vs $3.17 million at Dec 31, 2024 (an increase of $1.04m)
  - We are managing the increase carefully
- Cash position: $2.56 million at March 31, 2025, vs $3.55 million at December 31, 2024

NET STOCKHOLDER'S EQUITY



$7
$6
$5
$4
$3
$2
$1
$0
$(1)
$(2)
$(3)
2018
2019
2020
2021
2022
2023
2024
Q1 OF 2025
$5.1 M

Trends are not necessarily indicative of future performance


GET RID OF THE STINK!
ELIMINATE IT PERMANENTLY WITH POOPH!
Nothing but clean, fresh air!
petco
Petco Play
POOPH


POOPH
POOPH
#1 BEST SELLING PET ODOR ELIMINATOR
SAFE & NON-TOXIC
FRAGRANCE FREE
COMMERCIAL
POOPH
LITTERIZER

8

Unique Products

15+

SKUs

POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Pooph, Inc.)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
  - ONM would receive 20% of exit



COUCH
POOPH IT!
THEIR BED
POOPH IT!

Clyra Medical Technologies

THE CLYRADVANTAGE

- Unmatched claims in its product categories
- FDA 510(k) cleared
- Keystone has invested over $3 million in equipment and infrastructure in its manufacturing facilities
- Clyra has invested over $2 million in molds, equipment and resources
- Clyra has recently formalized relationships with multiple wholesale distributors and sales agents, and has the infrastructure in place to support their efforts to sell Clyra's products to the medical industry




Clyra Medical Technologies, Inc.
ViaCLYR
Copper Iodine


ViaCLYR

BioLargo ENERGY TECHNOLOGIES

CELLINITY

BY BIOLARGO ENERGY TECHNOLOGIES


CELLINITY
Joe
Provenzano

BioLargo's Cellinity battery technology was created to provide a better option for battery energy storage than lithium-ion, empowering grid stability and storage of renewable energy.

Compared to lithium-ion, Cellinity is:

CELLINITY
BY BIOLARGO ENERGY TECHNOLOGIES

CELLINITY BATTERY

1
SAFER
Far safer because it has no risk of fire or explosion

2
SUSTAINABLE
More sustainable because it contains no rare earth metals or toxic chemicals

3
DURABLE
Lasts longer because its performance does not degrade with each cycle

4
EFFICIENT
Is more energy dense, making it ideal for large format energy storage


CELLINITY
CELLINITY

Compared to other Battery Chemistries

Specification	Lithium-ion (cobalt oxide)	Sodium-ion	Molten calcium antimony	Lead acid	Nickel cadmium	BioLargo Battery (Liquid Sodium)
Energy density (Wh/kg)	150-190	75-165	Low	30-50	45-80	552
Life cycle (down to 80% discharge)	500-1,000	2,000-6,000	No loss in discharge	200-300	1,000	No loss in discharge
Open circuit cell voltage (V)	3.7	~2.1	~2.5	2	1.2	4.2
Operating temperature (ºC)	0 to 45	-20 to 40	~500	-20 to 50	-20 to 65	120 to 250
Self-discharge (%/month)	<10%	Negligible		5%	20%	0
Safety considerations	• Serious fires can occur, protection circuit mandatory • Thermal runaway possible	No serious risks	• Jacket is very hot (minor safety concern) • Not to be shaken	• Very toxic	• Very toxic • Fuse protection required	• NO THERMAL RUNAWAY • Insulated for high temperatures
Toxicity considerations	Low	Low risk	Contains antimony (toxic)	Very toxic	Very toxic	Low risk
Materials	Scarce	Earth-abundant	Earth-abundant	Diverse supply	Cadmium rare	Earth-abundant

Initially Targeting Two BESS Module Sizes:

1-2 MWh



eos
SIEMENS

~25 KWh



Commercialization Pathway and Valuation Roadmap

BioLargo ENERGY TECHNOLOGIES



$20 million valuation at seed round

Complete pilot manufacturing facility

Make and test prototype cells



$43 million valuation – We are here (round A)

Scale up cells and battery packs

Secure manufacturing licensing partnerships

Underway Now!

Complete third-party validation testing

$400 million valuation (75% of 10-year NPV of $1.5B) plan to raise $40 million (round B)

Build component manufacturing support facility

Build Cellinity factories for partners



$1.5 billion NPV

>$2.5 billion future valuation

BioLargo

EQUIPMENT ▪ SOLUTIONS ▪ TECHNOLOGIES

AEC

AQUEOUS ELECTROSTATIC CONCENTRATOR

A Broad-Spectrum, Low-Waste PFAS Capture Technology and Efficient Destruction



Why waste production matters

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR



~1-2 lbs of concentrate

Waste generated from treating 20,000 gallons of PFAS contaminated water

Granular Activated Carbon Treatment



20-40,000 lbs of spent carbon





AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

Q1 updates

- AEC system ready to ship to New Jersey project
- Target August/September installation
- Case study demonstrating 80% lifecycle cost savings of AEC process vs GAC for treating water
- On April 28, 2025 the EPA released a press release reaffirming the agency's commitment to the reduction of PFAS in the environment

Cost advantage when treating drinking water

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

Why?

- Far less treatment material needs to be replaced over time compared to GAC systems
- Far less waste product generated in the course of water treatment
- PFAS-laden waste generated in the course of water treatment is expensive


10-Year Lifecycle Costs Comparison
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Maintenance Cost of GAC
Maintenance Cost of AEC

The BioLargo Family of Companies

BioLargo
We Make Life Better

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo Equipment • Solutions • Technologies

ONM Environmental

BioLargo Energy Technologies

BioLargo Engineering, Science & Technologies

CLYRA Medical Technologies Inc

BioLargo Canada

OTCQX: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com